Federated Small Cap Strategies Fund
Class A Shares
Class B Shares
Class C Shares
(A Portfolio of Federated Equity Funds)
Supplement to Prospectus dated December 31, 1998

On page 14 of the prospectus please delete the biography of Keith Sabol in its entirety and replace with the following:

"Grant K. McKay was named a portfolio manager of the Fund in July 1999. Mr. McKay joined Federated in 1997 as an Investment Analyst. He has been an Assistant Vice President/Senior Investment Analyst of the Fund's Adviser since 1998. Mr. McKay worked for PRIMCO Capital Management as a Credit Research Analyst from 1993 to 1995 and as an Assistant Portfolio Manager during 1995 and 1996. Mr. McKay is a Chartered Financial Analyst. He received his M.B.A. with a concentration in Finance from the University of Chicago."

Aash Shah remains as a portfolio manager of the Fund.

                                                                    July 1, 1999

Cusip 314172842
Cusip 314172834
Cusip 314172826

G01533-06 (6/99)